                                                                    Exhibit 10.1



                                 AMENDMENT NO. 9


                  AMENDMENT NO. 9 dated as of January 31, 1997, between UNITED RETAIL GROUP, INC. (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); and THE CHASE MANHATTAN BANK (successor in interest of The Chase Manhattan Bank, N.A.), as collateral agent for itself under the Letter of Credit Agreement (the "Collateral Agent").

                  The Company, the Subsidiary Guarantors and the Collateral Agent are parties to a Letter of Credit Agreement dated as of February 24, 1992 (as heretofore amended, the "Letter of Credit Agreement"), providing, subject to the terms and conditions thereof, for letters of credit to be issued by the Collateral Agent to the Company in an aggregate face amount not exceeding $25,000,000.

                  The Company has requested the Collateral Agent to consent to certain amendments to the Letter of Credit Agreement, all on the terms and conditions set forth herein and, accordingly, the parties hereto agree as follows:

                  Section 1. Definitions. Terms defined in the Letter of Credit Agreement are used herein as defined therein unless amended hereby.

                  Section 2. Amendments. Subject to the execution and delivery hereof by the Company, each Subsidiary Guarantor and the Collateral Agent (and the payment to the Collateral Agent of an amendment fee in the amount of $10,000), but effective as of the date hereof, the Letter of Credit Agreement is hereby amended as follows:

                  A. Definitions. The definition of "Fixed Charges Ratio" in
Section 1.01 of the Letter of Credit Agreement is hereby amended in its entirety to read as follows:

                  "Fixed Charges Ratio" shall mean, for any period of determination thereof, (a) Cash Flow for the period of four consecutive fiscal quarters then ended plus the aggregate amount of payments by the Company and its Subsidiaries made in respect of Operating Lease Obligations during such period to (b) Fixed Charges for such period; provided however, that, up to and including the fiscal month ending January 3, 1998, Fixed Charges Ratio shall mean, for any period of determination thereof, (a) Cash Flow for the period of 12 consecutive fiscal months then ended, if the determination date is the end of a fiscal month or, if otherwise, as at


                     Amendment No. 9 to Letter of Credit Agreement the end of the preceding fiscal month for the period of 12 consecutive fiscal months then ended; plus the aggregate amount of payments by the Company and its Subsidiaries made in respect of Operating Lease Obligations during such period to (b) Fixed Charges for such period.

                  B. Tangible Net Worth. Section 9.11 of the Letter of Credit Agreement is hereby amended in its entirety to read as follows:

                  "9.11 Tangible Net Worth. The Company will not permit Tangible Net Worth on any date (each such date a 'Determination Date') to be less than $70,000,000 plus for each complete fiscal year ending after February 3, 1996 and on or before such Determination Date for which Net Income shall be positive, an amount equal to 50% of such Net Income minus as at the last day of the fiscal year ending February 1, 1997, and any date thereafter, any write-down in the deferred tax asset account resulting from management options associated with the IPO as determined by the Company's auditors and reflected on its balance sheet as at the last day of such fiscal year."

                  C. Fixed Charges Ratio. Section 9.12 of the Letter of Credit Agreement is hereby amended in its entirety to read as follows:

                  "9.12 Fixed Charges Ratio. The Company will not permit the Fixed Charges Ratio on any date on or after February 1, 1997 to be less than 1.0 to 1."

                  D. Capital Expenditures. Section 9.13 of the Letter of Credit Agreement is hereby amended (i) by deleting subsection (a) thereof and substituting the following therefor:

                           "(a) Capital Expenditures of the Company and its
                  Subsidiaries (i) in the fiscal year ending February 1, 1997, in an aggregate amount not exceeding $6,500,000, (ii) in the fiscal year ending January 31, 1998, in an aggregate amount not exceeding $6,500,000 and (iii) thereafter, in an aggregate amount not exceeding $10,000,000 in any other fiscal year;"

and (ii) by deleting subsection (c) thereof and substituting the following therefor:

                           "(c) additional Capital Expenditures made during the
                  period from and after February 1, 1997 in an aggregate amount not exceeding (i) $10,000,000 plus (ii) if Adjusted Cash Flow for such period is positive,


                            Amendment No. 9 to Letter of Credit Agreement

                  75% of Adjusted Cash Flow for such period; provided that the Company has delivered audited financial statements pursuant to
                  Section 9.01(b) hereof for the fiscal year ending February 1, 1997."

                  E. Cash Flow. Section 9.22 of the Letter of Credit Agreement is hereby amended in its entirety to read as follows:

                  "9.22 Cash Flow. The Company shall not permit the Cash Flow for the following respective periods to be less than the amounts indicated below opposite the respective periods:

                           Period                                                  Amount
                           ------                                                  ------

                  From December 1, 1996
                    through February 1, 1997                                     $1,000,000

                  January 5, 1997
                    through March 1, 1997                                       ($9,000,000)

                  From February 2, 1997
                    through March 29, 1997                                      ($1,500,000)

                  From March 2, 1997
                    through May 3, 1997                                          $3,000,000

                  From March 30, 1997
                    through May 31, 1997                                         $3,400,000

                  From May 4, 1997
                    through June 28, 1997                                        $4,300,000

                  From June 1, 1997
                    through August 2, 1997                                       $0

                  From June 29, 1997
                    through August 30, 1997                                     ($4,500,000)

                  From August 3, 1997
                    through September 27, 1997                                  ($1,600,000)

                  From August 31, 1997
                    through November 1, 1997                                     $0

                  From September 28, 1997
                    through November 29, 1997                                    $  500,000

                  From November 2, 1997
                    through January 3, 1998                                      $8,000,000


          Amendment No. 9 to Letter of Credit Agreement

                  From November 30, 1997
                    through January 31, 1998                            $2,600,000".


                  F. Liquidity. Section 9.23 of the Letter of Credit Agreement is hereby amended in its entirety to read as follows:

                  "9.23 Liquidity. The Company will not permit the sum of (x) the aggregate amount of cash and Cash Equivalents held by the Company and its Subsidiaries plus (y) the aggregate unused amount of the obligation of the Banks to extend credit under the Credit Agreement (by means of Loans or Letters of Credit) under the caption "Commitment" (as the same may be reduced at any time or from time to time pursuant to
         Section 2.04 thereto) to be less than the amounts indicated below at any time during each respective period:

                           Period                                                  Amount
                           ------                                                  ------

                  From December 29, 1996
                    through February 1, 1997                                    $21,000,000

                  From February 2, 1997
                    through March 1, 1997                                       $16,000,000

                  From March 2, 1997
                    through March 29, 1997                                      $16,300,000

                  From March 30, 1997
                    through May 3, 1997                                         $15,100,000

                  From May 4, 1997
                    through May 31, 1997                                        $20,500,000

                  From June 1, 1997
                    through June 28, 1997                                       $26,700,000

                  From June 29, 1997
                    through August 2, 1997                                      $25,500,000

                  From August 3, 1997
                    through August 30, 1997                                     $21,800,000

                  From August 31, 1997
                    through September 27, 1997                                  $21,200,000

                  From September 28, 1997
                    through November 1, 1997                                    $15,600,000

                  From November 2, 1997


                     Amendment No. 9 to Letter of Credit Agreement

                    through November 29, 1997                          $13,800,000

                  From November 30, 1997
                    through January 3, 1998                            $31,500,000

                  From January 4, 1998
                    through January 31, 1998                           $26,600,000"


                  Section 3. Miscellaneous. Except as herein provided, the Letter of Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 9 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 9 by signing any such counterpart. This Amendment No. 9 shall be governed by, and construed in accordance with, the law of the State of New York.



                  Amendment No. 9 to Letter of Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to be duly executed and delivered as of the day and year first above written.

UNITED RETAIL GROUP, INC.                   THE CHASE MANHATTAN BANK,
                                              individually and as
                                              Collateral Agent


By /s/ GEORGE R. REMETA                     By /s/ CAROL ULMER
  ---------------------------                 ------------------------------
  Title: Vice Chairman                        Title: Vice President

                  Each of the Subsidiary Guarantors, by its signature below, hereby consents to the foregoing Amendment No. 9 for purposes of its Guarantee under Section 6 of the Letter of Credit Agreement and agrees that the obligations of the Company under the Letter of Credit Agreement, as amended by said Amendment No. 9, shall constitute "Guaranteed Obligations" for all purposes of said Section 6 and the Security Documents (as defined in the Letter of Credit Agreement).


                              SUBSIDIARY GUARANTORS


UNITED RETAIL HOLDING                      UNITED RETAIL INCORPORATED
 CORPORATION (formerly                       (formerly known as Sizes
 known as Sizes Unlimited                     Unlimited, Inc.)
 Holding Corporation)


By /s/ KENNETH P. CARROLL                  By /s/ KENNETH P. CARROLL
  ----------------------------------         -------------------------------
  Title: President                           Title: President


SMART SIZE, INC.                           UNITED RETAIL LOGISTICS
                                            OPERATIONS INCORPORATED
                                           (formerly known as Sizes
                                            Unlimited Florida, Inc.)


By /s/ KENNETH P. CARROLL                  By /s/ KENNETH P. CARROLL
  ----------------------------------         -------------------------------
  Title: President                           Title: President


UNITED DISTRIBUTION                        THE AVENUE, INC.
  SERVICES,INC.


By /s/ KENNETH P. CARROLL                  By /s/ BARRY GOLDIN
  ----------------------------------         -------------------------------
  Title: President                           Title: President



                 Amendment No. 9 to Letter of Credit Agreement